EXHIBIT 1

                    AGREEMENT OF JOINT FILING


          Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of September 26, 1994.

                          DICKSTEIN & CO., L.P.

                          By:  Alan Cooper, as Vice President
                          of Dickstein Partners Inc., the
                          general partner of Dickstein
                          Partners, L.P., the general
                          partner of Dickstein & Co., L.P.


                          Alan Cooper
                          Name:  Alan Cooper


                          DICKSTEIN INTERNATIONAL LIMITED

                          By:  Alan Cooper, as Vice President of
                          Dickstein Partners Inc., the agent
                          of Dickstein International Limited


                          Alan Cooper
                          Name:  Alan Cooper

                          DICKSTEIN FOCUS FUND L.P.

                          By:  Alan Cooper, as Vice President of
                          Dickstein Partners Inc., the
                          general partner of Dickstein
                          Partners, L.P., the general
                          partner of Dickstein Focus Fund L.P.


                          Alan Cooper
                          Name:  Alan Cooper

                         DICKSTEIN PARTNERS, L.P.

                         By:  Alan Cooper, as Vice President of
                         Dickstein Partners Inc., the
                         General Partner of Dickstein
                         Partners, L.P.


                          Alan Cooper
                          Name:  Alan Cooper


                          DICKSTEIN PARTNERS INC.

                          By:  Alan Cooper, Vice President


                          Alan Cooper
                          Name:  Alan Cooper


                          Mark Dickstein
                          Mark Dickstein